UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2015

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 23, 2015, Charter Communications, Inc. (“Charter”) entered into an Agreement and Plan of Mergers (the “Mergers Agreement”) with Time Warner Cable Inc. (“TWC”), CCH I, LLC (“New Charter”), Nina Corporation I, Inc. (“Merger Sub 1”), Nina Company II, LLC (“Merger Sub 2”) and Nina Company III, LLC (“Merger Sub 3”), pursuant to which (i) New Charter will convert to a Delaware corporation, (ii) following the exchange of shares contemplated by the Charter Contribution Agreement (as defined below), Merger Sub 1 will merge with and into TWC, with TWC continuing as the surviving company, (iii) TWC, as the surviving corporation, will merge with and into Merger Sub 2 with Merger Sub 2 continuing as the surviving company, and (iv) Charter will merge with and into Merger Sub 3, with Merger Sub 3 continuing as the surviving company and a wholly owned subsidiary of New Charter (the “TWC Transactions”).  The TWC Transactions will close no later than five business days following the satisfaction or waiver of customary conditions to closing (the “Closing Date”), including the receipt of stockholder approval from each of Charter’s stockholders and TWC’s stockholders, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, an effective registration statement registering the shares of Class A common stock of New Charter, par value $0.001 per share (the “New Charter Shares”) issuable as consideration for the transactions contemplated by the Mergers Agreement, and the receipt of certain other regulatory approvals. Also on May 23, 2015, Charter entered into the First Amendment to the Contribution Agreement, dated as of March 31, 2015, with Advance/Newhouse Partnership (“A/N”), A/NPC Holdings LLC, New Charter, and Charter Communications Holdings, LLC, pursuant to which it reaffirmed its, or one of its affiliates’, commitment to, subject to the satisfaction of certain conditions, acquire all of the issued and outstanding limited liability company membership interests of Bright House Networks, LLC (“Bright House”) from A/N (the “Bright House Transactions”). As a result of the TWC Transactions and the Bright House Transactions, it is expected that New Charter will become the new publicly traded parent company of Charter.

LBC Investment and Related Agreements

In support of the TWC Transactions, Liberty Broadband Corporation (“LBC”) entered into an investment agreement with Charter and New Charter (the “Charter Investment Agreement”), pursuant to which it will purchase from New Charter $4.3 billion of New Charter Shares (the “LBC New Charter Investment”). All or a portion of the LBC New Charter Investment which will be funded using the proceeds from certain Amended and Restated Investment Agreements (the “Investment Agreements”) entered into with Liberty Interactive Corporation (“Liberty”), JANA Nirvana Master Fund, L.P. (“JANA Nirvana”), JANA Master Fund, Ltd. (“JANA Master”), Coatue Offshore Master Fund, Ltd. (“Coatue”), Quantum Partners LP (“Quantum Partners”), Soroban Master Fund LP (“Soroban Master Fund”) and Soroban Opportunities Master Fund LP (“Soroban Opportunities Master Fund” and together with Liberty, JANA Nirvana, JANA Master, Coatue, Quantum Partners and Soroban Master Fund, the “Investors”) and an Amended and Restated Assignment and Assumption of Investment Agreement among LBC, Liberty, Soroban Master Fund and Soroban Opportunities Master Fund (the “Assignment”), pursuant to which Liberty assigned a portion of its original investment to Soroban Master Fund and Soroban Opportunities Master Fund. An investment agreement with Liberty, JANA Nirvana, JANA Master and Coatue was initially entered into with LBC on May 23, 2015, an investment agreement with Quantum was initially entered into with LBC on May 24, 2015 and an investment agreement with Soroban Master Fund and Soroban Opportunities Master Fund was initially entered into on May 25, 2015. However, each of these investment agreements have been amended and restated as noted above.

Pursuant to the Investor Agreements and the Assignment, subject to the satisfaction of certain conditions (including the satisfaction of each of the closing conditions set forth in the Mergers Agreement and the closing of the transactions contemplated by the Charter Investment Agreement), the Investors will subscribe for newly issued shares of LBC’s Series C common stock (the “LBC Series C Shares”), at a price of $56.23 per share and an aggregate purchase price of $4.4 billion (the “LBC Investment”). Pursuant to the Investment Agreement and Assignment entered into by Liberty, Liberty has subscribed for $2.4 billion of such LBC Series C Shares at such per share purchase price.

Each of the Investment Agreements contains substantially similar terms and conditions, including customary registration rights (or an agreement to enter into a customary registration rights agreement prior to closing), indemnification provisions and an agreement by LBC to use the consideration paid pursuant to the Investment Agreements for the New Charter Investment.  LBC will seek stockholder approval for the issuance of the LBC Series C Shares pursuant to the Investment Agreements and the Assignment, in accordance with the rules and requirements of the Nasdaq Stock Market.  If LBC does not receive the requisite stockholder approval for the issuance of the LBC Series C Shares, the Investors, on a pro rata basis, will instead acquire LBC Series C Shares representing not more than 19.9% of the outstanding common stock of LBC and shares of a newly issued series of non-convertible preferred stock of LBC.  In addition, LBC, in its sole discretion, may determine to obtain a portion of the financing it needs to complete the New Charter Investment through the incurrence of indebtedness and other non-equity financing sources, which LBC’s board of directors, in its reasonable judgment, has determined provides LBC with a superior alternative.  In such event, each Investor’s applicable portion of the LBC Investment will be reduced, pro rata, by an amount not to exceed 25% of its investment.  The Investment Agreements contain customary termination events, including, but not limited to, (i) as to any Investor, a breach of any representation or warranty or failure to perform a covenant by such Investor which has not been cured and would cause the conditions to closing not to be satisfied, (ii) as to any Investor, if the Closing Date has not occurred within two years of the date of the Mergers Agreement, (iii) as to any Investor, within fifteen days following an amendment, modification or waiver of any provision of the Mergers Agreement that is adverse in any material respect to LBC and to which LBC has consented, (iv) as to any Investor, upon the entry of an order by a government entity of competent jurisdiction against any Investor relating to the LBC Investment or the transactions contemplated by the Charter Investment Agreement and (v) the termination of the Mergers Agreement.

Each of the Investment Agreement and Assignment entered into by Liberty is qualified in its entirety by reference to the full text of such agreement, which is filed as an exhibit hereto and incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure

On May 26, 2015, Liberty issued a press release announcing, among other things, the LBC Investment in support of the TWC Transactions.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 8.01.  Other Events.

Contribution Agreement with Charter

Pursuant to the Contribution Agreement, dated May 23, 2015, by and among Liberty, LBC, Charter, New Charter and Merger Sub 1 (the “Charter Contribution Agreement”), on the Closing Date, Liberty and LBC will exchange, in a tax-free transaction, a number of shares of TWC common stock held by each company for shares of Merger Sub 1 (“Liberty Company Surviving Corporation Shares”), which, pursuant to the TWC Transactions, will ultimately result in each of Liberty and LBC receiving one New Charter Share for each share of TWC common stock so exchanged, subject to certain limitations (the “Exchange”). Liberty and LBC will be entitled to exchange a number of shares of TWC common stock equal to up to 110% of the number of shares of TWC common stock held by such companies as of the date of the Charter Contribution Agreement.

The Charter Contribution Agreement contains customary representations and warranties and covenants, including that Charter, New Charter and Merger Sub 1 will not amend the Mergers Agreement in a way that is reasonably likely to (i) result in a reduction in the number of Liberty Company Surviving Corporation Shares received by Liberty and LBC in the Exchange, or (ii) affect the tax-free nature of the TWC Transactions (such covenants, the “Contribution Covenants”).  In addition, the Charter Contribution Agreement provides that the boards of directors of Charter and New Charter will take such action as is necessary to cause the exemption of the acquisition of the shares received in the Exchange (and the New

Charter Shares to be received in the TWC Transactions with respect to such shares received in the Exchange) by Liberty and by LBC from the liability provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3 promulgated thereunder, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

The Exchange is conditioned upon each condition to the transactions contemplated by the Mergers Agreement having been satisfied, waived (subject to the Contribution Covenants) or capable of being satisfied concurrently with the completion of the TWC Transactions.  The Charter Contribution Agreement will terminate automatically upon the termination of the Mergers Agreement in accordance with its terms.  The Charter Contribution Agreement is terminable by Liberty and LBC, on the one hand, and New Charter and Merger Sub 1, on the other hand, upon a material breach of any representation or warranty or material failure to perform any covenant or agreement on the part of the other set forth in the Charter Contribution Agreement.

Proxy Agreement

In connection with the TWC Transactions, LBC and Liberty entered into a Proxy and Right of First Refusal Agreement, dated May 23, 2015 (the “Proxy Agreement”), pursuant to which, in connection with the closing of the transactions contemplated by the Mergers Agreement, Liberty will grant LBC an irrevocable proxy to vote all New Charter Shares owned beneficially or of record by Liberty following such closing (such shares, the “LIC Proxy Shares”).  The Proxy Agreement provides that LBC may not vote the LIC Proxy Shares on certain reserved matters including, among other things, change of control transactions of New Charter, bankruptcy events of New Charter, and an authorization of any new class of securities of New Charter.  The Proxy Agreement will terminate on the first to occur of (i) the fifth anniversary of the Closing Date, (ii) the occurrence of a 40 Act Event (as defined in the Proxy Agreement), (iii) upon a material breach by LBC of any of its agreements contained in the Proxy Agreement (subject to certain cure rights), (iv) a Liberty Change of Control (as defined in the Amended and Restated Stockholders Agreement, dated May 23, 2015, entered into by LBC with Charter, New Charter and A/N (the “Second Amended and Restated Stockholders Agreement”), and (v) the mutual agreement of Liberty and LBC.

So long as the Proxy Agreement is in effect, if Liberty proposes to transfer any LIC Proxy Shares, LBC will have a right of first refusal (“LIC ROFR”) to purchase all or a portion of any such securities Liberty proposes to transfer.  The purchase price per share for any securities sold to LBC pursuant to the LIC ROFR will be the volume-weighted average price of New Charter Shares for the two trading day period before the notice of a proposed sale by Liberty, payable in cash.  Certain transfers are permitted to affiliates of Liberty, subject to the transferee entity entering into an agreement assuming the transferor’s obligations under the Proxy Agreement, including a transfer to a LIC Qualified Distribution Transferee in a LIC Distribution Transaction (each as defined in the Proxy Agreement).

The LIC ROFR does not apply to transfers (i) by Liberty in connection with a change of control of New Charter or (ii) to any holder of a convertible or exchangeable instrument issued by Liberty. LBC may not exercise the LIC ROFR to the extent the shares purchased would result in its ownership of securities exceeding the voting or equity limits set forth in the Amended and Restated Stockholders Agreement, dated as of May 23, 2015, by and among Charter, New Charter, LBC and A/N.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

10.1

Amended and Restated Investment Agreement, dated May 28, 2015, by and among Liberty Broadband Corporation, Liberty Interactive Corporation, JANA Nirvana Master Fund, Ltd., JANA Master Fund, Ltd., and Coatue Offshore Master Fund, Ltd. (incorporated by reference to Exhibit 10.5 to Liberty Broadband Corporation’s Current Report on Form 8-K (File No. 001-36713) filed with the Securities and Exchange Commission on May 29, 2015 (the “LBC 8-K”).

10.2

Amended and Restated Assignment and Assumption Agreement, dated May 29, 2015, by and among Liberty Broadband Corporation, Liberty Interactive Corporation, Soroban Master Fund LP, and Soroban Opportunities Master Fund LP (incorporated by reference to Exhibit 10.8 to the LBC 8-K).

99.1	Press Release, dated May 26, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2015

LIBERTY INTERACTIVE CORPORATION

	By:	/s/ Craig Troyer
		Name:	Craig Troyer
		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Name

10.1

Amended and Restated Investment Agreement, dated May 28, 2015, by and among Liberty Broadband Corporation, Liberty Interactive Corporation, JANA Nirvana Master Fund, Ltd., JANA Master Fund, Ltd., and Coatue Offshore Master Fund, Ltd. (incorporated by reference to Exhibit 10.5 to Liberty Broadband Corporation’s Current Report on Form 8-K (File No. 001-36713) filed with the Securities and Exchange Commission on May 29, 2015 (the “LBC 8-K”).

10.2

Amended and Restated Assignment and Assumption Agreement, dated May 29, 2015, by and among Liberty Broadband Corporation, Liberty Interactive Corporation, Soroban Master Fund LP, and Soroban Opportunities Master Fund LP (incorporated by reference to Exhibit 10.8 to the LBC 8-K).

99.1	Press Release, dated May 26, 2015